Exhibit 99.1

Press Release

For Immediate Release

For Further Information Contact:

INVESTORS:	MEDIA:
Trent Kruse	Christopher Savarese
(717) 975-3710	(717) 975-5718
investor@riteaid.com	Christopher.Savarese@riteaid.com

Rite Aid Corporation Reports Fiscal 2021 Second Quarter Results

•	Revenues Increased 11.5 Percent – Driven by Growth in Both Retail Pharmacy and Pharmacy Services Segments

•	Front-End Market Share Increased by 130 Basis Points in Dollars and 150 Basis Points in Unit Sales

•	Net Loss from Continuing Operations Narrowed $65.5 Million to $13.2 Million, or $0.25 Per Share

•	Adjusted EBITDA from Continuing Operations Increased $17.4 Million or 13% to $151.6 Million

•	Company Issues Revised Fiscal 2021 Guidance

CAMP HILL, Pa. (September 24, 2020) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its second fiscal quarter ended August 29, 2020.

For the second quarter, net loss from continuing operations narrowed $65.5 million to $13.2 million, or $0.25 loss per share. Adjusted net income from continuing operations increased $7.2 million to $13.5 million, or $0.25 earnings per share, and Adjusted EBITDA from continuing operations increased $17.4 million to $151.6 million, or 2.5 percent of revenues.

“We are pleased with our second quarter performance as we delivered another quarter of strong results while making solid progress on our bold, new RxEvolution strategy,” said Heyward Donigan, president and chief executive officer, Rite Aid. “Our retail pharmacists and associates have always been deeply committed to our communities, and they are doing a great job protecting our customers during a global pandemic. Thanks to them, Rite Aid continues to gain retail market share and increase both same store prescription count and front-end sales.”

“And at Elixir, our new leadership team is in place, and we are making progress on modernizing and integrating our many assets. We also officially launched our new Elixir brand and are focused on enhancing our curated solutions, products, clinical and digital capabilities. We grew membership in our Medicare Part D business and benefitted from strong expense control, especially as we continue to integrate Rite Aid and Elixir.”

“I am so proud of our 50,000 associates and how they are working together each and every day to deliver operational excellence and help our customers to not just get healthy, but get thriving. Together, we are building a strong foundation for sustainable growth and setting the stage to engage with consumers in ways never before seen in health care. A whole new Rite Aid is coming to life, and I’m excited to continue our journey to become a dominant mid-market PBM, unlock the value of our pharmacists and revitalize our retail and digital experiences.”

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Consolidated Second Quarter Summary

(dollars in thousands)	Thirteen Week Period Ended		Twenty-six Week Period Ended
	August 29, 2020	August 31, 2019	August 29, 2020	August 31, 2019
Revenues from continuing operations	$5,981,970	$5,366,264	$12,009,346	$10,738,853
Net loss from continuing operations	(13,197)	(78,705)	(85,899)	(178,044)
Adjusted EBITDA from continuing operations	151,603	134,190	258,995	244,537

Revenues from continuing operations for the quarter were $5.98 billion compared to revenues from continuing operations of $5.37 billion in the prior year’s quarter. The increase in revenues was driven by growth at both the Retail Pharmacy and Pharmacy Services segments.

Net loss from continuing operations was $13.2 million, or $0.25 per share compared to last year’s second quarter net loss from continuing operations of $78.7 million, or $1.48 per share. The improvement in net loss is due primarily to an increase in Adjusted EBITDA, decreases in income tax and interest expense, a LIFO credit in the current quarter compared to a LIFO charge in the prior year second quarter, and a gain on debt modification in the current quarter. These benefits were partially offset by an increase in lease termination and impairment charges caused by the wind down of our RediClinic business in the current quarter.

Adjusted EBITDA from continuing operations was $151.6 million or 2.5% of revenues, compared to last year’s second quarter Adjusted EBITDA of $134.2 million or 2.5% of revenues. The improvement in Adjusted EBITDA was driven by increased revenues and a reduction in SG&A expenses.

Retail Pharmacy Segment

(dollars in thousands)	Thirteen Week Period Ended		Twenty-six Week Period Ended
	August 29, 2020	August 31, 2019	August 29, 2020	August 31, 2019
Revenues from continuing operations	$4,017,912	$3,848,104	$8,141,183	$7,712,912
Adjusted EBITDA from continuing operations	122,340	92,673	185,322	176,681

Retail Pharmacy Segment revenues from continuing operations increased 4.4 percent over the prior year quarter. Same store sales from continuing operations for the second quarter increased 3.5 percent over the prior year period, consisting of a 4.6 percent increase in front-end sales and a 2.3 percent increase in pharmacy sales. Front-end same store sales, excluding cigarettes and tobacco products, increased 6.1 percent, driven by increases across a number of categories. The company increased its front-end market share by 130 basis points in dollars and 150 basis points in unit sales1. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 2.6 percent over the prior year period driven by increases in maintenance prescriptions, supported by personalized Medication Therapy Management interventions and home deliveries, partially offset by a reduction in acute prescriptions of 4.9 percent.

Retail Pharmacy Segment Adjusted EBITDA from continuing operations was $122.3 million or 3.0 percent of revenues for the second quarter compared to last year’s second quarter Adjusted EBITDA from continuing operations of $92.7 million or 2.4 percent of revenues. The increase of $29.6 million is due to a reduction in SG&A expenses and increased gross profit. SG&A expenses were favorably impacted by changes to modernize our associate paid time off (PTO) plans along with strong expense control. These savings were partially offset by incremental costs associated with the COVID-19 pandemic and the absence of Transition Services Agreement income in the current quarter, as services under that agreement have been completed. Gross profit benefited from increased revenue, partially offset by continued pharmacy reimbursement rate pressures that were not fully offset by generic drug cost reductions.

1 – Source: IRI. Excludes tobacco, cigarettes, greeting cards and online sales. For drug store channel during Rite Aid’s second fiscal quarter.

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Pharmacy Services Segment

(dollars in thousands)	Thirteen Week Period Ended		Twenty-six Week Period Ended
	August 29, 2020	August 31, 2019	August 29, 2020	August 31, 2019
Revenues from continuing operations	$2,038,378	$1,579,069	$4,015,624	$3,145,361
Adjusted EBITDA from continuing operations	29,263	41,517	73,673	67,856

Pharmacy Services Segment revenues were $2.0 billion, an increase of 29.1 percent compared to the prior year period. The increase in Pharmacy Services Segment revenues was due primarily to a membership increase of 259,000 in Medicare Part D.

Pharmacy Services Segment Adjusted EBITDA from continuing operations was $29.3 million or 1.4 percent of revenues for the second quarter compared to last year’s second quarter Adjusted EBITDA from continuing operations of $41.5 million or 2.6 percent of revenues. The decrease in Adjusted EBITDA of $12.3 million was primarily due to a reduction of $21.0 million in gross profit related to a change in rebate aggregator at our MedTrak subsidiary. The company anticipates that the new rebate aggregator contract will drive improved gross profit for the company and savings for its clients. The unfavorable gross profit reduction was partially offset by increased revenues, improved pharmacy network management and strong expense control.

Outlook for Fiscal 2021

Rite Aid Corporation is issuing revised fiscal 2021 guidance. The company’s guidance assumes strong demand for flu immunizations, continued improvement in pharmacy network management at Elixir and savings from our previously announced cost reduction initiatives, offset by continued reimbursement rate pressure and the impact of a less severe cough, cold and flu season on OTC sales and related prescriptions.

Rite Aid Corporation expects revenues to be between $23.5 billion and $24.0 billion in fiscal 2021 with same store sales expected to range from an increase of 3.0 percent to an increase of 4.0 percent over fiscal 2020.

Net loss is expected to be between $190 million and $140 million.

Adjusted EBITDA is expected to be between $475 million and $525 million.

Adjusted net (loss) income per share is expected to be between $(0.67) and $0.09.

Capital expenditures are expected to be approximately $275 million.

Free cash flow is expected to be between $110 million and $160 million.

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Conference Call Broadcast

Rite Aid will hold an analyst call at 8:30 a.m. Eastern Time today with remarks by Rite Aid's management team. The call will be broadcast via the Internet at https://www.riteaid.com/corporate/investor-relations/presentations. The telephone replay will be available beginning at 12 p.m. Eastern Time today and ending at 11:59 p.m. Eastern Time on, Sept. 26, 2020. To access the replay of the call, telephone (800) 585-8367 or (416) 621-4642 and enter the seven-digit reservation number 6691435. The webcast replay of the call will also be available at https://www.riteaid.com/corporate/investor-relations/presentations starting at 12 p.m. Eastern Time today. The playback will be available until the company’s next conference call.

About Rite Aid Corporation

Rite Aid Corporation is on the front lines of delivering healthcare services and retail products to more than 1.6 million Americans daily. Our pharmacists are uniquely positioned to engage with customers and improve their health outcomes. We provide an array of whole being health products and services for the entire family through over 2,400 retail pharmacy locations across 18 states. Through Elixir, we provide pharmacy benefits and services to approximately 4 million members nationwide. For more information, www.riteaid.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid's outlook and guidance for fiscal 2021, the ability to generate positive free cash flows in fiscal 2021; the continued impact of the recent global coronavirus (COVID-19) pandemic on Rite Aid’s business; and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: the impact of COVID-19 on our workforce, operations, stores, expenses, and supply chain, and the operations of our customers, suppliers and business partners; our ability to successfully implement our new business strategy (including any delays and adjustments as a result of COVID-19) and improve the operating performance of our stores; our high level of indebtedness and our ability to satisfy our obligations and the other covenants contained in our debt agreements; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions, civil unrest (including any resulting store closures, damage, or loss of inventory), as well as other factors specific to the markets in which we operate; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; our ability to achieve cost savings and other benefits of our organizational restructuring within our anticipated timeframe, if at all; outcomes of legal and regulatory matters; and our ability to partner and have relationships with health plans and health systems.

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K, in Item 1A (Risk Factors) of our Quarterly Report on Form 10-Q filed on July 2, 2020 and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. To the extent that COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk factors.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made.

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The degree to which COVID-19 may adversely affect Rite Aid’s results and operations, including its ability to achieve its outlook for fiscal 2021 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact (such as travel bans and restrictions, quarantines, shelter-in-place orders and shutdowns), including the reinstitution of more stringent regulations, and how quickly and to what extent normal economic and operating conditions can resume. As a result, the impact on Rite Aid’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

Reconciliation of Non-GAAP Financial Measures

Rite Aid separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, non-recurring litigation settlement, gains and losses on debt retirements and modifications, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs and the WBA merger termination fee.

Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt retirements and modifications, the WBA merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation settlement, severance, restructuring-related costs and costs related to facility closures and gain or loss on sale of assets). The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid's results as if the company was on a FIFO inventory basis.

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	August 29, 2020	February 29, 2020
ASSETS
Current assets:
Cash and cash equivalents	$92,730	$218,180
Accounts receivable, net	1,920,866	1,286,785
Inventories, net of LIFO reserve of $518,824 and $539,640	1,937,953	1,921,604
Prepaid expenses and other current assets	114,148	181,794
Current assets held for sale	-	92,278
Total current assets	4,065,697	3,700,641
Property, plant and equipment, net	1,140,658	1,215,838
Operating lease right-of-use assets	2,860,710	2,903,256
Goodwill	1,108,136	1,108,136
Other intangibles, net	305,730	359,491
Deferred tax assets	16,680	16,680
Other assets	122,588	148,327
Total assets	$9,620,199	$9,452,369

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$6,902	$8,840
Accounts payable	1,448,682	1,484,081
Accrued salaries, wages and other current liabilities	637,610	746,318
Current portion of operating lease liabilities	487,844	490,161
Current liabilities held for sale	-	37,063
Total current liabilities	2,581,038	2,766,463
Long-term debt, less current maturities	3,506,708	3,077,268
Long-term operating lease liabilities	2,657,891	2,710,347
Lease financing obligations, less current maturities	17,935	19,326
Other noncurrent liabilities	253,589	204,438
Total liabilities	9,017,161	8,777,842

Commitments and contingencies	-	-
Stockholders' equity:
Common stock	55,224	54,716
Additional paid-in capital	5,893,590	5,890,903
Accumulated deficit	(5,298,932)	(5,222,194)
Accumulated other comprehensive loss	(46,844)	(48,898)
Total stockholders' equity	603,038	674,527
Total liabilities and stockholders' equity	$9,620,199	$9,452,369

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended August 29, 2020	Thirteen weeks ended August 31, 2019
Revenues	$5,981,970	$5,366,264
Costs and expenses:
Cost of revenues	4,821,625	4,221,825
Selling, general and administrative expenses	1,116,142	1,135,530
Lease termination and impairment charges	11,528	1,471
Interest expense	50,007	60,102
Gain on debt modification, net	(5,274)	-
Loss (gain) on sale of assets, net	1,092	(1,587)

	5,995,120	5,417,341

Loss from continuing operations before income taxes	(13,150)	(51,077)
Income tax expense	47	27,628
Net loss from continuing operations	(13,197)	(78,705)
Net loss from discontinued operations, net of tax	-	(574)
Net loss	$(13,197)	$(79,279)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(13,197)	$(78,705)
Net loss from discontinued operations attributable to common stockholders - basic and diluted	-	(574)
Loss attributable to common stockholders - basic and diluted	$(13,197)	$(79,279)

Denominator:
Basic and diluted weighted average shares	53,573	53,041

Basic and diluted loss per share
Continuing operations	$(0.25)	$(1.48)
Discontinued operations	$-	$(0.01)
Net basic and diluted loss per share	$(0.25)	$(1.49)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Twenty-six weeks ended August 29, 2020	Twenty-six weeks ended August 31, 2019
Revenues	$12,009,346	$10,738,853
Costs and expenses:
Cost of revenues	9,650,682	8,467,691
Selling, general and administrative expenses	2,313,289	2,298,182
Lease termination and impairment charges	15,281	1,949
Intangible asset impairment charges	29,852	-
Interest expense	100,554	118,372
Gain on debt modification, net	(5,274)	-
Gain on sale of assets, net	(1,168)	(4,299)

	12,103,216	10,881,895

Loss from continuing operations before income taxes	(93,870)	(143,042)
Income tax (benefit) expense	(7,971)	35,002
Net loss from continuing operations	(85,899)	(178,044)
Net income (loss) from discontinued operations, net of tax	9,161	(894)
Net loss	$(76,738)	$(178,938)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(85,899)	$(178,044)
Net income (loss) from discontinued operations attributable to common stockholders - basic and diluted	9,161	(894)
Loss attributable to common stockholders - basic and diluted	$(76,738)	$(178,938)

Denominator:
Basic and diluted weighted average shares	53,528	53,084

Basic and diluted loss per share
Continuing operations	$(1.60)	$(3.35)
Discontinued operations	$0.17	$(0.02)
Net basic and diluted loss per share	$(1.43)	$(3.37)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

(unaudited)

	Thirteen weeks ended August 29, 2020	Thirteen weeks ended August 31, 2019
OPERATING ACTIVITIES:
Net loss	$(13,197)	$(79,279)
Net loss from discontinued operations, net of tax	-	(574)
Net loss from continuing operations	$(13,197)	$(78,705)
Adjustments to reconcile to net cash used in operating activities of continuing operations:
Depreciation and amortization	87,117	83,044
Lease termination and impairment charges	11,528	1,471
LIFO (credit) charge	(8,750)	7,504
Loss (gain) on sale of assets, net	1,092	(1,587)
Stock-based compensation expense	3,936	4,712
Gain on debt modification, net	(5,274)	-
Changes in deferred taxes	-	26,979
Changes in operating assets and liabilities:
Accounts receivable	(327,919)	(135,704)
Inventories	(39,174)	(100,536)
Accounts payable	(11,372)	(9,730)
Operating lease right-of-use assets and operating lease liabilities	(11,898)	46,875
Other assets	(19,664)	(67,187)
Other liabilities	(24,747)	(55,935)
Net cash used in operating activities of continuing operations	(358,322)	(278,799)
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(34,626)	(43,079)
Intangible assets acquired	(11,857)	(7,498)
Proceeds from insured loss	12,500	-
Proceeds from dispositions of assets and investments	3,155	3,765
Proceeds from sale-leaseback transactions	8,461	-
Net cash used in investing activities of continuing operations	(22,367)	(46,812)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	849,918	-
Net proceeds from revolver	408,000	250,000
Principal payments on long-term debt	(1,054,884)	(1,671)
Change in zero balance cash accounts	(262)	18,325
Payments for taxes related to net share settlement of equity awards	(2,002)	(791)
Financing fees paid for early debt redemption	(2,399)	-
Deferred financing costs paid	(13,268)	(129)
Net cash provided by financing activities of continuing operations	185,103	265,734
Cash flows from discontinued operations:
Operating activities of discontinued operations	-	11,605
Investing activities of discontinued operations	-	-
Net cash provided by discontinued operations	-	11,605
Decrease in cash and cash equivalents	(195,586)	(48,272)
Cash and cash equivalents, beginning of period	288,316	190,453
Cash and cash equivalents, end of period	$92,730	$142,181

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Twenty-six weeks ended August 29, 2020	Twenty-six weeks ended August 31, 2019
OPERATING ACTIVITIES:
Net loss	$(76,738)	$(178,938)
Net income (loss) from discontinued operations, net of tax	9,161	(894)
Net loss from continuing operations	$(85,899)	$(178,044)
Adjustments to reconcile to net cash used in operating activities of continuing operations:
Depreciation and amortization	166,220	166,970
Lease termination and impairment charges	15,281	1,949
Intangible asset impairment charges	29,852	-
LIFO (credit) charge	(20,816)	14,993
Gain on sale of assets, net	(1,168)	(4,299)
Stock-based compensation expense	5,810	10,092
Gain on debt modification, net	(5,274)	-
Changes in deferred taxes	-	26,979
Changes in operating assets and liabilities:
Accounts receivable	(636,555)	(153,269)
Inventories	4,473	(111,990)
Accounts payable	1,948	(85,623)
Operating lease right-of-use assets and operating lease liabilities	(18,493)	34,982
Other assets	79,513	(44,674)
Other liabilities	(11,484)	(8,104)
Net cash used in operating activities of continuing operations	(476,592)	(330,038)
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(63,085)	(84,060)
Intangible assets acquired	(22,572)	(15,708)
Proceeds from insured loss	12,500	-
Proceeds from dispositions of assets and investments	5,910	4,423
Proceeds from sale-leaseback transactions	8,461	-
Net cash used in investing activities of continuing operations	(58,786)	(95,345)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	849,918	-
Net proceeds from revolver	650,000	375,000
Principal payments on long-term debt	(1,056,182)	(3,451)
Change in zero balance cash accounts	(26,829)	54,712
Payments for taxes related to net share settlement of equity awards	(2,101)	(986)
Financing fees paid for early debt redemption	(2,399)	-
Deferred financing costs paid	(14,600)	(315)
Net cash provided by financing activities of continuing operations	397,807	424,960
Cash flows from discontinued operations:
Operating activities of discontinued operations	(82,189)	(2,272)
Investing activities of discontinued operations	94,310	523
Net cash provided by (used in) discontinued operations	12,121	(1,749)
Decrease in cash and cash equivalents	(125,450)	(2,172)
Cash and cash equivalents, beginning of period	218,180	144,353
Cash and cash equivalents, end of period	$92,730	$142,181

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended August 29, 2020	Thirteen weeks ended August 31, 2019
Retail Pharmacy Segment
Revenues from continuing operations (a)	$4,017,912	$3,848,104
Cost of revenues from continuing operations (a)	2,955,999	2,815,660
Gross profit from continuing operations	1,061,913	1,032,444
LIFO (credit) charge from continuing operations	(8,750)	7,504
FIFO gross profit from continuing operations	1,053,163	1,039,948
Adjusted EBITDA gross profit from continuing operations	1,056,222	1,045,257

Gross profit as a percentage of revenues - continuing operations	26.43%	26.83%
LIFO (credit) charge as a percentage of revenues - continuing operations	-0.22%	0.20%
FIFO gross profit as a percentage of revenues - continuing operations	26.21%	27.02%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	26.29%	27.16%

Selling, general and administrative expenses from continuing operations	1,030,075	1,044,818
Adjusted EBITDA selling, general and administrative expenses from continuing operations	933,882	952,584
Selling, general and administrative expenses as a percentage of revenues - continuing operations	25.64%	27.15%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	23.24%	24.75%

Cash interest expense	46,767	56,304
Non-cash interest expense	3,240	3,798
Total interest expense	50,007	60,102
Interest expense - continuing operations	50,007	60,102
Interest expense - discontinued operations	-	-

Adjusted EBITDA - continuing operations	122,340	92,673
Adjusted EBITDA as a percentage of revenues - continuing operations	3.04%	2.41%

Pharmacy Services Segment
Revenues (a)	$2,038,378	$1,579,069
Cost of revenues (a)	1,939,946	1,467,074
Gross profit	98,432	111,995

Gross profit as a percentage of revenues	4.83%	7.09%

Adjusted EBITDA	29,263	41,517
Adjusted EBITDA as a percentage of revenues	1.44%	2.63%

(a) - Revenues and cost of revenues include $74,320 and $60,909 of inter-segment activity for the thirteen weeks ended August 29, 2020 and August 31, 2019, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Twenty-six weeks ended August 29, 2020	Twenty-six weeks ended August 31, 2019
Retail Pharmacy Segment
Revenues from continuing operations (a)	$8,141,183	$7,712,912
Cost of revenues from continuing operations (a)	5,997,734	5,649,973
Gross profit from continuing operations	2,143,449	2,062,939
LIFO (credit) charge from continuing operations	(20,816)	14,993
FIFO gross profit from continuing operations	2,122,633	2,077,932
Adjusted EBITDA gross profit from continuing operations	2,154,649	2,085,520

Gross profit as a percentage of revenues - continuing operations	26.33%	26.75%
LIFO (credit) charge as a percentage of revenues - continuing operations	-0.26%	0.19%
FIFO gross profit as a percentage of revenues - continuing operations	26.07%	26.94%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	26.47%	27.04%

Selling, general and administrative expenses from continuing operations	2,139,051	2,116,143
Adjusted EBITDA selling, general and administrative expenses from continuing operations	1,969,327	1,908,839
Selling, general and administrative expenses as a percentage of revenues - continuing operations	26.27%	27.44%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	24.19%	24.75%

Cash interest expense	94,135	110,914
Non-cash interest expense	6,419	7,458
Total interest expense	100,554	118,372
Interest expense - continuing operations	100,554	118,372
Interest expense - discontinued operations	-	-

Adjusted EBITDA - continuing operations	185,322	176,681
Adjusted EBITDA as a percentage of revenues - continuing operations	2.28%	2.29%

Pharmacy Services Segment
Revenues (a)	$4,015,624	$3,145,361
Cost of revenues (a)	3,800,409	2,937,138
Gross profit	215,215	208,223

Gross profit as a percentage of revenues	5.36%	6.62%

Adjusted EBITDA	73,673	67,856
Adjusted EBITDA as a percentage of revenues	1.83%	2.16%

(a)	- Revenues and cost of revenues include $147,461 and $119,420 of inter-segment activity for the twenty-six weeks ended August 29, 2020 and August 31, 2019 , respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended August 29, 2020	Thirteen weeks ended August 31, 2019
Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(13,197)	$(78,705)
Adjustments:
Interest expense	50,007	60,102
Income tax expense	47	27,628
Depreciation and amortization	87,117	83,044
LIFO (credit) charge	(8,750)	7,504
Lease termination and impairment charges	11,528	1,471
Gain on debt modification, net	(5,274)	-
Merger and Acquisition-related costs	-	514
Stock-based compensation expense	3,936	4,712
Restructuring-related costs	23,186	25,145
Inventory write-downs related to store closings	1,058	3,149
Loss (gain) on sale of assets, net	1,092	(1,587)
Other	853	1,213
Adjusted EBITDA - continuing operations	$151,603	$134,190
Percent of revenues - continuing operations	2.53%	2.50%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Twenty-six weeks ended August 29, 2020	Twenty-six weeks ended August 31, 2019
Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(85,899)	$(178,044)
Adjustments:
Interest expense	100,554	118,372
Income tax (benefit) expense	(7,971)	35,002
Depreciation and amortization	166,220	166,970
LIFO (credit) charge	(20,816)	14,993
Lease termination and impairment charges	15,281	1,949
Intangible asset impairment charges	29,852	-
Gain on debt modification, net	(5,274)	-
Merger and Acquisition-related costs	-	3,599
Stock-based compensation expense	5,810	10,092
Restructuring-related costs	58,921	68,495
Inventory write-downs related to store closings	1,892	3,990
Gain on sale of assets, net	(1,168)	(4,299)
Other	1,593	3,418
Adjusted EBITDA - continuing operations	$258,995	$244,537
Percent of revenues - continuing operations	2.16%	2.28%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended August 29, 2020	Thirteen weeks ended August 31, 2019
Net loss from continuing operations	$(13,197)	$(78,705)
Add back - Income tax expense	47	27,628
Loss before income taxes - continuing operations	(13,150)	(51,077)

Adjustments:
Amortization expense	22,695	26,596
LIFO (credit) charge	(8,750)	7,504
Gain on debt modification, net	(5,274)	-
Merger and Acquisition-related costs	-	514
Restructuring-related costs	23,186	25,145

Adjusted income before income taxes - continuing operations	18,707	8,682

Adjusted income tax expense (a)	5,171	2,394
Adjusted net income from continuing operations	$13,536	$6,288

Adjusted net income per diluted share - continuing operations:

Numerator for adjusted net income per diluted share:
Adjusted net income from continuing operations	$13,536	$6,288

Denominator:
Basic weighted average shares	53,573	53,041
Outstanding options and restricted shares, net	842	651
Diluted weighted average shares	54,415	53,692

Net loss from continuing operations per diluted share - continuing operations	$(0.25)	$(1.48)

Adjusted net income per diluted share - continuing operations	$0.25	$0.12

(a)	The fiscal year 2021 and 2020 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirteen weeks ended August 29, 2020 and August 31, 2019, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME (LOSS)

(Dollars in thousands, except per share amounts)

(unaudited)

	Twenty-six weeks ended August 29, 2020	Twenty-six weeks ended August 31, 2019
Net loss from continuing operations	$(85,899)	$(178,044)
Add back - Income tax (benefit) expense	(7,971)	35,002
Loss before income taxes - continuing operations	(93,870)	(143,042)

Adjustments:
Amortization expense	47,115	54,256
LIFO (credit) charge	(20,816)	14,993
Intangible asset impairment charges	29,852	-
Gain on debt modification, net	(5,274)	-
Merger and Acquisition-related costs	-	3,599
Restructuring-related costs	58,921	68,495

Adjusted income (loss) before income taxes - continuing operations	15,928	(1,699)

Adjusted income tax expense (benefit) (a)	4,402	(468)
Adjusted net income (loss) from continuing operations	$11,526	$(1,231)

Adjusted net income (loss) per diluted share - continuing operations:

Numerator for adjusted net income (loss) per diluted share:
Adjusted net income (loss) from continuing operations	$11,526	$(1,231)

Denominator:
Basic weighted average shares	53,528	53,084
Outstanding options and restricted shares, net	775	-
Diluted weighted average shares	54,303	53,084

Net loss from continuing operations per diluted share - continuing operations	$(1.60)	$(3.35)

Adjusted net income (loss) per diluted share - continuing operations	$0.21	$(0.02)

(a) The fiscal year 2021 and 2020 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the twenty-six weeks ended August 29, 2020 and August 31, 2019, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirteen weeks ended August 29, 2020	Thirteen weeks ended August 31, 2019
Reconciliation of adjusted EBITDA gross profit:
Revenues	$4,017,912	$3,848,104
Gross Profit	1,061,913	1,032,444
Addback:
LIFO (credit) charge	(8,750)	7,504
Depreciation and amortization (cost of goods sold portion only)	2,167	2,205
Other	892	3,104
Adjusted EBITDA gross profit - continuing operations	$1,056,222	$1,045,257
Percent of revenues - continuing operations	26.29%	27.16%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$4,017,912	$3,848,104
Selling, general and administrative expenses	1,030,075	1,044,818
Less:
Depreciation and amortization (SG&A portion only)	70,884	64,975
Stock-based compensation expense	3,631	4,432
Merger and Acquisition-related costs	-	514
Restructuring-related costs	20,441	21,055
Other	1,237	1,258
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$933,882	$952,584
Percent of revenues - continuing operations	23.24%	24.75%

Adjusted EBITDA - continuing operations	$122,340	$92,673

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Twenty-six weeks ended August 29, 2020	Twenty-six weeks ended August 31, 2019
Reconciliation of adjusted EBITDA gross profit:
Revenues	$8,141,183	$7,712,912
Gross Profit	2,143,449	2,062,939
Addback:
LIFO (credit) charge	(20,816)	14,993
Depreciation and amortization (cost of goods sold portion only)	4,830	4,468
Restructuring-related costs - SKU optimization charges	25,763	-
Other	1,423	3,120
Adjusted EBITDA gross profit - continuing operations	$2,154,649	$2,085,520
Percent of revenues - continuing operations	26.47%	27.04%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$8,141,183	$7,712,912
Selling, general and administrative expenses	2,139,051	2,116,143
Less:
Depreciation and amortization (SG&A portion only)	131,793	130,014
Stock-based compensation expense	5,356	9,697
Merger and Acquisition-related costs	-	2,828
Restructuring-related costs	30,387	60,436
Other	2,188	4,329
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$1,969,327	$1,908,839
Percent of revenues - continuing operations	24.19%	24.75%

Adjusted EBITDA - continuing operations	$185,322	$176,681

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING FEBRUARY 27, 2021

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Total Revenues	$23,500,000	$24,000,000

PBM Revenues	$7,550,000	$7,650,000

Same store sales	3.00%	4.00%

Gross Capital Expenditures	$275,000	$275,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(190,000)	$(140,000)
Adjustments:
Interest expense	202,000	202,000
Income tax benefit	(12,000)	(7,000)
Depreciation and amortization	338,000	338,000
LIFO credit	(38,000)	(38,000)
Lease termination and impairment charges	53,000	53,000
Intangible asset impairment charges	30,000	30,000
Gain on debt modification, net	(5,300)	(5,300)
Restructuring-related costs	75,000	75,000
Other	22,300	17,300
Adjusted EBITDA	$475,000	$525,000

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET (LOSS) INCOME GUIDANCE

YEAR ENDING FEBRUARY 27, 2021

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Net loss	$(190,000)	$(140,000)
Add back - income tax benefit	(12,000)	(7,000)
Loss before income taxes	(202,000)	(147,000)

Adjustments:
Amortization expense	92,000	92,000
LIFO credit	(38,000)	(38,000)
Intangible asset impairment charges	30,000	30,000
Gain on debt modification, net	(5,300)	(5,300)
Restructuring-related costs	75,000	75,000

Adjusted (loss) income before adjusted income taxes	(48,300)	6,700

Adjusted income tax (benefit) expense	(12,000)	2,000
Adjusted net (loss) income	$(36,300)	$4,700

Diluted adjusted net (loss) income per share	$(0.67)	$0.09

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GUIDANCE TO FREE CASH FLOW

GUIDANCE

YEAR ENDING FEBRUARY 27, 2021

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Adjusted EBITDA	$475,000	$525,000
Cash interest expense	(189,000)	(189,000)
Restructuring-related costs	(75,000)	(75,000)
Closed store rent	(26,000)	(26,000)
Working capital benefit	200,000	200,000
Cash flow from operations	385,000	435,000
Gross capital expenditures	(275,000)	(275,000)
Free cash flow	$110,000	$160,000